Exhibit 10.1

Confidential information redacted and filed separately with the Commission.

Omitted portions indicated by [***].

AMENDED AND RESTATED CONTRACT MANUFACTURING AND PACKAGING AGREEMENT

This Agreement dated as of September 25, 2012 (the “Effective Date”) by and between Annie’s Homegrown, Inc. (“Annie’s”), a corporation organized and existing under the laws of the State of Delaware, with its principal place of business at 1610 Fifth Street, Berkeley, California 94710, on the one hand, and Philadelphia Macaroni Company (“PMAC”), a corporation organized and existing under the laws of the Commonwealth of Pennsylvania with its principal place of business at 760 South 11th Street, Philadelphia, Pennsylvania 19147, on the other hand.

WHEREAS, Annie’s wishes for PMAC to manufacture for Annie’s or its designees, (the “Designees”), on a non-exclusive basis, the Products set forth on Exhibit A – Product List attached to this Agreement, as the same may be amended from time to time by the written agreement of Annie’s and PMAC (collectively, the “Products”); and

WHEREAS, PMAC desires to manufacture the Products for Annie’s or its Designees at PMAC’s facility located in Grand Forks, North Dakota (“PMAC’s Primary Facility”).

NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth in this Agreement, Annie’s and PMAC agree as follows:

Section 1. Requirements; Rejection of Products

1.1 Requirements Contract. PMAC shall manufacture, package, store and ship all of the requirements of Annie’s and its Designees for the Products in accordance with good manufacturing practices prevailing in the industry and in strict compliance with the terms of this Agreement and the specifications, manufacturing process and quality control standards and coding systems set forth in Schedule 1.1– Product Manufacturing and Storage Specifications (as amended from time to time, the “Specifications”) attached to this Agreement. PMAC shall implement any changes in such Specifications and Process Requirements as Annie’s may from time to time request in writing; provided that either (i) such changes do not materially alter PMAC’s costs; or (ii) such changes are approved in writing by PMAC. PMAC shall provide all such services at the PMAC Primary Facility; provided, however, that in the event that PMAC is unable to provide such services at the PMAC Primary Facility, it shall provide uninterrupted service at PMAC’s secondary facility in Warminster, Pennsylvania or at PMAC’s affiliate, Pasta USA in Spokane, Washington; provided further, that in the event that PMAC cannot provide uninterrupted production of the Products as set forth in this Agreement, it will arrange, with prior written consent from Annie’s, for a third party to provide such Products in accordance with the Specifications and otherwise in accordance with the terms of this Agreement (with such third party to produce, package and ship Products in accordance with this Agreement, as though it were PMAC) and PMAC shall fully assume all costs in excess of those that would be paid by Annie’s had PMAC manufactured, packaged, stored and shipped the Products from PMAC facilities.

1.2 Rejection of Products. The Parties agree that: (i) Annie’s or its Designees may reject and refuse to pay for Products within [***] days of delivery, which (a) do not fully comply with the Specifications; (b) have been damaged during storage or handling prior to being shipped FOB production facility; (c) have been damaged during shipping if delivered to Annie’s designated primary warehouse, currently D2000, or to its Designees; or (d) are not in compliance with the other terms and conditions of this Agreement; (ii) if Annie’s has previously paid PMAC for Products which are later rejected by Annie’s, Annie’s shall invoice PMAC, including all supporting documentation, for the cost of such rejected Products and for any freight, handling or other disposition costs or expenses incurred by Annie’s in connection with such rejected Products, and shall receive credit from PMAC within 30 days of such invoice; (iii) Annie’s may reject and refuse to pay for Products which have been produced and packaged during a particular production run if quality assurance samples from that production run do not conform to the Specifications or are otherwise not in compliance with the terms and conditions of this Agreement; and (iv) any material, work-in-process or Products rejected by Annie’s or its Designees shall be disposed of by PMAC at PMAC’s cost and expense.

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1.3 Production Line Equipment Owned by Annie’s. Annie’s and PMAC have entered into an Equipment Lease Agreement dated as of March 30, 2012 pursuant to which Annie’s shall lease certain production line equipment and other personal property owned by Annie’s and located at PMAC’s Primary Facility to PMAC for use during the Term of this Agreement in accordance with the provisions in the Equipment Lease Agreement.

Section 2. Quality Standards; Quality Control.

2.1 Compliance with Applicable Law and the Specifications; Certifications. (i) All Products shall be produced and packaged and all Products and Product Supplies shall be stored and shipped (a) under sanitary conditions and in strict compliance with all federal, state and local laws, rules, regulations and guidelines (including all applicable current Good Manufacturing Practices, including those set forth in 21 C.F.R. Section 110, et. seq., and any other applicable Food and Drug Administration, United States Department of Agriculture and Food Safety Inspection Service guidelines and regulations, including applicable standards of identity appearing in Food and Drug Administration and USDA regulations); and (b) shall comply with the Specifications and the terms of this Agreement; (c) shall be manufactured and stored in accordance with the Specifications; and (d) shall be wholesome, merchantable, fit for their intended purpose and fit for human consumption. All finished Products shall be adequate for normal shipping and storage. If any of PMAC’s facilities (or its designated third-party production facilities), processes, inventories or equipment are in an unsanitary condition or do not otherwise comply with applicable laws, rules and regulations or with the terms and conditions of this Agreement or the Specifications, PMAC shall promptly take such action as will correct the deficiencies and bring those facilities, processes, inventories and equipment into compliance with applicable laws, rules and regulations and with the terms and conditions of this Agreement and shall immediately notify Annie’s of such corrective action. Specifically, and not in limitation of the foregoing, PMAC warrants and guarantees that it shall conduct all of its business activities in full compliance with the United States Federal Food, Drug and Cosmetic Act (as amended the “Act”) and all applicable federal, state and local laws, rules, regulations and guidelines. Furthermore, PMAC warrants that all Products that are produced or packaged for Annie’s, and all packaging and other materials that come in contact with such Products, will not at the time of shipment to Annie’s or Annie’s consignee be adulterated, contaminated or misbranded within the meaning of the Act or any other federal, state or local law, rule or regulation, and that such Products, packaging and other materials will not constitute articles prohibited from introduction into interstate commerce under the provisions of Sections 301, 402, 403, 404, 405, 409 or 505 of the Act, and PMAC also specifically warrants that it will register and fully comply with all applicable requirements under the Bioterrorism Act, Pub. L. No. 107-188 and the FDA Food Safety Modernization Act, Pub. L. No. 111-353, and the Food and Drug Administration’s implementing regulations. Nothing in this Section 2.1 shall impose on PMAC any obligation or liability resulting solely from Product labeling provided by Annie’s (“Annie’s Labeling”). (ii) At all times during the term of this Agreement, PMAC will maintain organic certification with respect to the Products by Quality Assurance International or another certification bureau or agency that Annie’s selects.

2.2 Quality Control Records. PMAC shall prepare and submit to Annie’s such quality control records and reports as Annie’s may reasonably request, and shall also furnish to Annie’s, without charge (or hold in a designated location within the production facility for an agreed upon period of time), a reasonable number of samples, for quality control purposes, from each production run of each of the Products.

2.3 Inspection Reports. PMAC shall make available to Annie’s, at the request of Annie’s, the results of all federal, state and local inspection reports and sanitation audits, conducted from [***] days before to [***] days after the Term of this Agreement (as defined below), and relating to or affecting (i) PMAC’s facilities; or (ii) equipment, raw materials, ingredients, packaging materials, work-in-process or Products located therein. PMAC shall notify Annie’s immediately by telephone and in writing of any such inspections or audits, or any other information, which indicate the presence of any bacteriological agent or any substance that is considered by health authorities as being indicative of either unsanitary practices or of public health concern.

2.4 Customer Audits. Customer has the right to inspect manufacturing and warehouse facilities where machines are in operation (but only during periods of time when PMAC is producing Products for Customer), and where finished Product, ingredients, and packaging materials are stored. During the course of the audit,

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Customer’s designated representatives have the authority to stop production of Products, reject Products for sale or shipment, and implement withdrawal of Product that do not meet Customer Specifications at the expense of the PMAC. On occasion, random samples of raw materials, ingredients, and finished product may be collected by Customer personnel and forwarded to an independent laboratory for analysis. The purpose is to survey Product to assure compliance to microbiological, physical, or chemical specifications. Customer (or Customer’s designated representatives) shall execute a mutually satisfactory confidentiality agreement protecting the confidentiality of PMAC’s confidential business processes as a condition to being granted access to PMAC’s production facility. Furthermore, [***] to collect, retain and test finished goods.

Section 3. Procurement of Raw Materials; Inspection.

3.1 Purchasing. PMAC shall have full responsibility for timely procurement of and payment for all raw materials, ingredients, and packaging materials (collectively “Product Supplies”) necessary to produce and package Products for Annie’s or its Designees under this Agreement; provided, however that Annie’s shall have the right to contract for the purchase of any Product Supplies that it designates and PMAC shall be obligated to purchase such Product Supplies under such contracts. PMAC shall store all Product Supplies in accordance with good manufacturing practices prevailing in the industry and in strict compliance with the Specifications and the terms of this Agreement. Such Product Supplies shall be ordered in quantities mutually agreed to by Annie’s and PMAC and from suppliers identified in the Specifications or which Annie’s otherwise approves in writing.

3.2 Inspection of Product Supplies. PMAC shall examine all Product Supplies (other than Annie’s Labeling) and shall have final responsibility for accepting or rejecting Product Supplies (other than Annie’s Labeling) which (i) do not conform with the Specifications; (ii) were not prepared in accordance with the Specifications; (iii) do not conform with the other terms and conditions of this Agreement; or (iv) do not conform with federal, state and local laws, rules, regulations and guidelines.

Section 4. Storage. At all times, PMAC shall store and handle Product in accordance with the procedures set forth in the Specifications. PMAC agrees to warehouse and provide space for [***] pallets (the “Pallet Slot Allotment”) of Product and Product Supplies combined. If Product inventory levels exceed such Pallet Slot Allotment, PMAC will ship Product and/or raw materials to a third party warehouse or destination specified by Annie’s (such destinations to be designated by Annie’s prior to the start of production), at [***]. If PMAC fails to provide warehouse space in any month, Annie’s will invoice PMAC for [***] in transporting and storing product in an alternative location Annie’s selects.

Section 5. Price Transparency; Invoicing of Product and Payments.

5.1 Prices. Subject to adjustment pursuant to Section 5.2 of this Agreement, PMAC’s total price for all services rendered pursuant to this Agreement (including indexes relating to cost adjustments) is as set forth in Schedule 5.1 – Pricing attached to this Agreement and the notes thereto.

5.2 Price Transparency. PMAC shall promptly inform Annie’s of any modification or deviation (including any increase or decrease) of costs associated or otherwise realized with the performance of its obligations under this Agreement that are identified as “Pass Through” items on Schedule 5.1 (“Pass Through Costs”). Adjustments for Pass Through Costs shall be made periodically, on a dollar for dollar basis for any increase or decrease in costs incurred by PMAC. Annie’s shall be entitled to audit such price transparency in accordance with Section 8.2 of this Agreement.

5.3 Invoicing. PMAC shall invoice Annie’s on a per case basis for all finished Products shipped from PMAC’s facility. Terms are [***]%,[***] days; net [***] days. Any payment not received when due shall require a late charge at [***] percent ([***]%) per annum or the [***]. All invoices shall accurately reflect Annie’s product identification codes (set forth on Exhibit A) produced as invoiced. In the event of a good faith dispute with respect to amounts invoiced by PMAC, unless such dispute is resolved within [***] days of such invoice by Annie’s, Annie’s shall cause to be escrowed with a mutually acceptable escrow agent any amounts in dispute (“Escrowed Disputed Amounts”) for release as may be determined in accordance with Section 17 (or as otherwise may be agreed to by the Parties).

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Section 6. Risk of Loss. Risk of damage or loss to Products shall remain with PMAC until the same is shipped F.O.B. production facility to Annie’s or an Annie’s consignee in accordance with the terms and conditions of this Agreement.

Section 7. Term; Renewals. This Agreement shall continue in effect until March 31, 2021 (the “Term”). This Agreement shall thereafter renew automatically each year for a period of one (1) year unless either Party provides written notice of non-renewal to the other Party at least 360 days prior to the expiration of the then-current term. Notwithstanding the foregoing, this Agreement may be canceled or terminated as provided in Section 16 prior to the expiration of the Term or any renewal term.

Section 8. Records and Audits.

8.1 Product Supplies and Products. PMAC shall maintain and retain complete and accurate books and records relating to the production, packaging, storage and shipment of Product Supplies and Products, rejected Product Supplies and rejected Products. PMAC shall also maintain and retain any other records that Annie’s may reasonably request to be maintained or as are required to be kept by federal, state or local laws, rules, regulations and guidelines.

8.2 Maintenance of Records, Audits. All books and records maintained or retained pursuant to this Agreement shall be retained by PMAC for a period of at least [***] years, or longer if so required by federal, state or local laws, rules or regulations. Annie’s may, not more frequently than [***] per calendar year, following [***] days’ written notice to PMAC and during PMAC’s customary business hours, and in a manner which will not be unduly burdensome to PMAC, review PMAC’s books and records relating to purchases and invoices pursuant to this Agreement for the sole purpose of determining PMAC’s compliance with Section 5.1 in connection with “Pass Through” items only. In addition if the foregoing review reveals an underpayment or a failure to revise the prices set forth on Schedule 5.1 downward by PMAC, no more than [***] per calendar year and upon [***] days’ written notice and during normal business hours, Annie’s may require an audit of PMAC’s financial records to be conducted to determine compliance with Section 5 by an independent Certified Public Accountant reasonably acceptable to PMAC (it being acknowledged that any of the “Big Four” national accounting firms shall be acceptable); provided that the costs of such audit will be borne by [***]; provided further, however, that the costs of such audit will be borne by [***] in the event that the audit determines that payments by Annie’s to PMAC equal or exceed [***]% of the amount that would otherwise be due to PMAC by Annie’s under the express terms of this Agreement.

Section 9. Confidential Information; Non-solicitation and Non-competition.

9.1 General Duty of Confidentiality. All business and technical information, whether in written or oral form and including, but not limited to, technical know-how, specifications, recipes, formulas, manufacturing processes, quality control standards, coding systems, instructions and procedures, which either Party may disclose to the other Party or to any employee, agent or representative of either Party, shall be received and retained by the Parties and its employees, agents and representatives as strictly confidential and, except as provided for herein, may not be disclosed to any third party. The Parties shall not disclose any such information to any person within its organization not having a need to know and shall only use such information in connection with the purposes of this Agreement.

9.2 Exceptions to Confidentiality. Notwithstanding Section 9.1, each Party shall not have an obligation of confidentiality with respect to information which: (i) such Party can demonstrate was in the public domain at the time of receipt, or which comes into the public domain without breach of an obligation assumed hereunder; (ii) was known and can be shown to have been known by such Party at the time of receipt from the other Party and was not acquired directly or indirectly from the other Party on a confidential basis; (iii) becomes known to the Party on a non-confidential basis through a source whose own acquisition and disclosure were entirely independent of the Parties to this Agreement, not in breach of any obligation hereunder and not on a confidential basis; (iv) is approved for disclosure by such Party in writing; or (v) is required to be disclosed by court order.

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9.3 Return of Materials. All originals and copies of documented business and technical information identified or reasonably identifiable as confidential or proprietary to a Party shall be and remain the exclusive property of that Party at all times and shall be returned to such Party upon the cancellation or termination of this Agreement.

9.4 Non-solicitation and Non-competition. To protect the proprietary rights of Annie’s, PMAC agrees that, during the Term of this Agreement and for a period of [***] years thereafter, it shall not (i) knowingly directly or indirectly solicit or induce any person who is, or within the past [***] months was an employee of Annie’s to terminate or negatively alter his or her relationship with the Company, (ii) directly or indirectly solicit the business of any customer of Annie’s for products substantially similar to those produced for Annie’s (other than on behalf of Annie’s), (iii) directly or indirectly induce any customer, supplier, vendor, consultant or independent contractor of Annie’s to terminate or negatively alter his, her or its relationship with Annie’s; or (iv) directly or indirectly engage (or assist others in engaging) in the manufacture, packing, or shipping of any organic (or made with organic) product that competes with any of the Products in any territory or market in which the Products are distributed or sold.

Section 10. Recalls and Withdrawals. During the Term of this Agreement and for a tail period of one (1) year thereafter, PMAC shall maintain commercially reasonable recall and withdrawal insurance covering commercial distribution of the Products and shall name Annie’s as an additional insured. Annie’s may also maintain commercially reasonable recall and withdrawal insurance covering commercial distribution of the Products. In the event that (i) Annie’s maintains such insurance; (ii) Annie’s deems it reasonably necessary to conduct a recall or withdrawal; and (iii) the recall or withdrawal is required as the direct result of PMAC’s negligence or willful misconduct, then in addition to such obligations as are set forth in Section 13, (a) PMAC shall reimburse Annie’s for all recall and withdrawal insurance premiums paid by Annie’s during the applicable year, and (b) PMAC shall reimburse Annie’s for any premium increase incurred by Annie’s subsequent to or as a result of such recall or withdrawal for the remainder of the Term. PMAC’s obligations with respect to reimbursement pursuant to this Section 10 only shall be limited to the lesser of (i) $[***], or (ii) [***] associated with the applicable premiums and increases. If PMAC learns of any condition that raises the possibility that any of the Products it manufactured, produced, packaged, stored, or shipped may be adulterated or misbranded within the meaning of any federal, state, or local law, rule, or regulation, PMAC shall immediately notify Annie’s. PMAC agrees to cooperate fully with Annie’s and to provide all information necessary for Annie’s to make an informed determination as to whether a Product recall or market withdrawal is necessary.

Section 11. Trademarks.

11.1 Labeling. All Products shall be packaged under Annie’s trademarks, trademarks licensed to Annie’s or such private trademarks as set forth on Exhibit B and as Annie’s may from time to time designate.

11.2 Ownership of Trademarks. PMAC agrees that all trademarks identified by Annie’s as being Annie’s-owned or licensed to Annie’s are valid and existing trademarks of Annie’s and the sole and exclusive property of Annie’s. Nothing in this Agreement shall give PMAC any right, title or interest in (i) any Annie’s-owned trademark, any trademark licensed to Annie’s or any private trademark designated by Annie’s; (ii) any Annie’s or other trade name; or (iii) the goodwill connected with any such trademark or trade name, except the right to use the same in strict accordance with the terms and conditions of this Agreement. PMAC shall not contest the validity or ownership of a trademark described in Section 11.1 or assist others in contesting the validity or ownership of any such trademark.

11.3 Notice of Infringement. PMAC shall promptly notify Annie’s, in writing, of any infringement or potential infringement of a trademark described in Section 11.1 of which PMAC becomes aware. Without the express written permission of Annie’s, PMAC shall have no right to bring any action or proceeding relating to such infringement or potential infringement or which involves, directly or indirectly, any issue the litigation of which may affect the interest of Annie’s. Nothing in this Agreement shall obligate Annie’s to take any action relating to any such infringement or potential infringement.

11.4 No Use of Confusingly Similar Marks. PMAC shall not adopt any trademark, trade name, trade dress, labeling or packaging which, in the reasonable judgment of Annie’s, is deceptively similar to or likely to cause confusion with respect to a trademark described in Section 11.1 or with respect to Products.

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11.5 Approval of Packaging. PMAC agrees that Annie’s shall determine and provide in writing the printed matter to be carried on packaging materials and labeling utilized pursuant to this Agreement. Annie’s also agrees to reimburse PMAC for the cost of any changes in the printed matter or labeling to be carried on packaging materials and for any product, raw material or packaging made obsolete or unsalable by such change.

Section 12. Liens and Security Interests. PMAC specifically waives any and all liens and/or security interests which it might acquire by operation of law or otherwise in Products to which title has passed to Annie’s under the terms and conditions of this Agreement. PMAC’s continued right to possession of Products and other items provided to it shall be determined solely by the terms and conditions of this Agreement and, in any event, PMAC shall at no time have any power of sale or disposal over any such item except upon the prior written consent of Annie’s.

Section 13. Indemnity.

13.1 Indemnification. (i) Indemnification of Annie’s. PMAC shall indemnify and hold Annie’s harmless from and against (a) any and all liability, loss or damage, cost or expense (including court costs and attorneys’ fees) arising out of a breach of PMAC’s obligations under this Agreement, including but not limited to a breach of PMAC’s representations, warranties and covenants set forth in Section 2.1 of this Agreement, or for injuries (including but not limited to bodily injury, death or dismemberment) or other economic damages resulting from PMAC’s or its agents’ negligence or willful misconduct; and (b) any and all liability, loss or damage, cost or expense (including court costs and attorney fees) arising out of, resulting from or in any way connected with complaints, demands, claims or legal actions alleging patent infringement, violations of any patent rights or unfair competition in connection with PMAC’s performance of any obligations under this Agreement. (ii) Process for Claims. In the event of consumer, customer or governmental agency complaints, demands, claims or legal actions alleging illness, injury, death or damage as a result of the consumption or use of any Products produced, packaged, stored or shipped by PMAC, PMAC shall indemnify and hold Annie’s from and against any and all liability, loss or damage, cost or expense, of whatsoever nature and by whomsoever asserted, arising out of, resulting from or in any way connected with such complaint, demand, claim or legal action, except that PMAC shall not be responsible for, and shall not be required to indemnify or hold harmless Annie’s against, any liability for illness, injury, death or damage attributable to defects in Products that independent investigation discloses (a) originated solely after the Products left the custody and control of PMAC and was not attributable to any act or omission of PMAC prior to such Products leaving such custody and control, or (b) originated solely from proprietary Annie’s Specifications including labeling. PMAC shall assume full responsibility for, and the expense of, investigation, defense, legal fees, settlement and payment of all such complaints, demands, claims and legal actions; provided that Annie’s may, at its expense, participate in any legal action through counsel of its own choice. Annie’s shall promptly notify PMAC of any such complaint, demand, claim or legal action and cooperate fully in the defense thereof. (iii) Indemnification of PMAC. Annie’s shall indemnify and hold PMAC harmless from and against (a) any and all liability, loss or damage, cost or expense (including court costs and attorney fees) arising out of a breach of Annie’s obligations under this Agreement, including but not limited to a breach of Annie’s representations, warranties and covenants; or for injuries (including but not limited to bodily injury, death or dismemberment) or other economic damages resulting from Annie’s or its agents’ negligence or willful misconduct; and (b) any and all liability, loss or damage, cost or expense (including court costs and attorneys’ fees) arising out of, resulting from or in any way connected with complaints, demands, claims or legal actions alleging trademark, trade name, trade dress, labeling or packaging infringement, violations of any trademark rights or unfair competition in connection with PMAC’s performance of any of its obligations under this Agreement. (iv) Process for Claims. In the event of consumer, customer or governmental agency complaints, demands, claims or legal actions alleging illness, injury, death or damage as a result of the consumption or use of any Products produced, packaged, stored or shipped by PMAC, Annie’s shall indemnify and hold PMAC from and against any and all liability, loss or damage, cost or expense, of whatsoever nature and by whomsoever asserted, arising out of, resulting from or in any way connected with such complaint, demand, claim or legal action, except that Annie’s shall not be

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responsible for, and shall not be required to indemnify or hold harmless PMAC against, any liability for illness, injury, death or damage attributable to defects in Products that independent investigation discloses originated solely before the Products left the custody and control of PMAC and was not attributable to any act or omission of Annie’s prior to such Products leaving such custody and control. Annie’s shall be responsible for all package labeling. Annie’s shall assume full responsibility for, and the expense of, investigation, defense, legal fees, settlement and payment of all such complaints, demands, claims and legal actions; provided that Annie’s may, at its expense, participate in any legal action through counsel of its own choice. Annie’s shall promptly notify PMAC of any such complaint, demand, claim or legal action and cooperate fully in the defense thereof.

13.2 Insurance. Both Annie’s and PMAC shall maintain commercial general liability insurance (including products liability and contractual liability), with limits of not less than $[***] combined single limit, for bodily injury or death to any person or persons and loss or damage to any property. Such insurance shall be written by an insurance carrier reasonably acceptable to both Parties, and shall name the other party as an additional insured. Products Recall Liability insurance shall be carried by PMAC with a limit of $[***] per occurrence and include the Customer as additional insured. The terms and conditions of PMAC’s insurance shall not be materially changed, altered (unless to increase coverage) or canceled without thirty (30) days’ prior written notice to Annie’s. A certificate of such insurance coverage shall be furnished to the other Party upon execution of this Agreement and thereafter upon request.

Section 14. Patent Infringement. PMAC shall assume full responsibility for, and the expense of, investigation, defense, legal fees, settlement and payment of all patent infringement complaints, demands, claims and legal actions; provided that Annie’s may, at its expense, participate in any legal action through counsel of its own choice. Annie’s shall promptly notify PMAC of any such complaint, demand, claim or legal action and cooperate fully in the defense thereof.

Section 15. Relationship. The relationship that PMAC holds as to Annie’s is that of an independent contractor. This Agreement is not intended to create and shall not be construed as creating between Annie’s and PMAC the relationship of principal and agent, joint venturers, co-partners or any other similar relationship, the existence of which is hereby expressly denied, nor shall PMAC be considered in any sense an affiliate or subsidiary of Annie’s. PMAC shall not have any authority to create or assume in Annie’s name or on its behalf any obligation, expressed or implied, or to act or purport to act as Annie’s agent or legally empowered representative for any purpose whatsoever. Neither party shall be liable to any third party in any way for any engagement, obligation, commitment, contract, representation, transaction or act or omission to act of the other, except as expressly provided herein. PMAC shall have exclusive control over production, packaging and storage operations at PMAC’s Facility and shall direct and be responsible for the performance of all operations at PMAC’s Facility. PMAC shall retain exclusive legal responsibility for the performance of and compliance with all of the terms and conditions of this Agreement that are to be performed by or complied with by PMAC, provided, however, that Annie’s employees may provide technical assistance or consultation to PMAC; and provided further that such assistance and consultation shall be of an advisory nature only and, except to the extent specifically agreed in a writing signed by a duly authorized officer of Annie’s and PMAC, in no event shall Annie’s assume any liability or responsibility with respect to such assistance or consultation.

Section 16. Termination.

16.1 Termination by Annie’s. Annie’s reserves the right to immediately terminate this Agreement (subject to Section 16.2) in the following circumstances: (i) where PMAC has failed to perform or meet any material term or condition hereof and has failed to correct the same within 30 days after written notice of such failure by Annie’s; (ii) where (a) PMAC fails to vacate an involuntary bankruptcy, insolvency or reorganization petition or petition for an arrangement or composition with creditors filed against PMAC within 60 days after the date of such filing, or files such a petition on a voluntary basis; or (b) PMAC makes an assignment or deed of trust for the benefit of creditors; or (c) PMAC fails to vacate the appointment of a receiver or trustee for PMAC or for any interest in PMAC’s business within 60 days after such appointment; or (d) PMAC permits an attachment to be levied against and remain outstanding on any of its equipment or plant for more than 20 days; or (e) PMAC’s interest or rights under this Agreement, or any part thereof, pass to another by

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operation of law; or (f) PMAC ceases to do business as a going concern or ceases to conduct its operations in the normal course of business; or (g) PMAC substantially changes the nature of its business or there is a substantial change in the ownership (outside of the Marano family) of PMAC; (iii) where PMAC or its agents or representatives has adulterated any Products or has substituted or added, with respect to any instruction, specification, formula, manufacturing process or quality control standard or any procedure set forth in this Agreement or any exhibit hereto, an ingredient, component, process or procedure not called for thereby, or has altered or omitted an ingredient, component, process or procedure called for thereby; or (iv) where Annie’s provides at least one hundred eighty (180) days’ prior written notice to PMAC of its election to terminate this Agreement without cause; provided that such notice is given on or after the date that is five (5) years after the Effective Date, and provided further that as of the termination date Annie’s promptly takes delivery of and pays PMAC for all Products and Product Supplies on hand that meet Annie’s specifications. The termination rights granted under this Section are cumulative with and in addition to any other rights or remedies to which Annie’s may be entitled arising from any violation, default or breach of this Agreement.

16.2 Timing of Termination by Annie’s. PMAC agrees that, in the event that any of the events set forth in Section 16.1(ii)(e) or 16.1(ii)(f) should occur, Annie’s may, at its sole option, elect to terminate this Agreement (i) immediately or (ii) 60 days from the date of notice of termination by Annie’s; during such 60 day period PMAC shall continue to produce, package, store, ship and sell Product to Annie’s or its Designees in accordance with the terms and conditions of this Agreement.

16.3 Termination by PMAC. PMAC reserves the right to immediately terminate this Agreement in the following circumstances: (i) where Annie’s has failed to perform or meet any material term or condition hereof, including nonpayment of any uncontested amount owed under this Agreement or any Escrowed Disputed Amounts, and has failed to correct the same within 30 days after written notice of such failure by PMAC; (ii) where (a) Annie’s fails to vacate an involuntary bankruptcy, insolvency or reorganization petition or petition for an arrangement or composition with creditors filed against Annie’s within 60 days after such filing, or files such a petition on a voluntary basis; or (b) Annie’s makes an assignment or deed of trust for the benefit of creditors; or (c) Annie’s fails to vacate the appointment of a receiver or trustee for Annie’s or for any interest in Annie’s business within 60 days after such appointment; or (d) Annie’s ceases to do business as a going concern or ceases to conduct its operations in the normal course of business; or (iii) where PMAC provides at least one year’s prior written notice to Annie’s of its election to terminate this Agreement without cause; provided that such notice is given on or after the date that is five (5) years after the Effective Date. The termination rights granted under this paragraph are cumulative with and in addition to any other rights or remedies to which PMAC may be entitled arising from any violation, default or breach of this Agreement. In the event this Agreement is terminated by PMAC pursuant to Section 16.3(ii) or a payment default under Section 16.3(i), Annie’s shall reimburse PMAC for all amounts owed to PMAC. In the event a court determines that Annie’s owes PMAC for any monies previously listed by Annie’s as undisputed or disputed, Annie’s shall reimburse PMAC for all attorneys fees and court costs. All such amounts shall be paid by Annie’s to PMAC within 30 days of PMAC’s termination of this Agreement.

16.4 No Waiver. Any failure by either party to notify the other party of a violation, default or breach of this Agreement, or to terminate this Agreement on account thereof, shall not constitute a waiver of such violation, default or breach or a consent, acquiescence or waiver of any later violation, default or breach, whether of the same of a different character.

16.5 Effect of Termination. (i) Upon termination or cancellation of this Agreement the rights granted hereunder shall immediately become null and void, and PMAC shall discontinue all use of the trademarks referred to in Section 11 hereof and shall return to Annie’s all originals and copies of the information subject to Section 9 hereof, but such termination or cancellation shall not affect any obligation or liability incurred by PMAC prior to termination or cancellation. (ii) Upon termination or cancellation of this Agreement for any reason, PMAC shall deliver to Annie’s, within a reasonable period of time (but not to exceed 30 days), all Products owned by Annie’s or for which Annie’s has paid including all freight costs, in useable condition, as well as all other property of Annie’s in the possession, custody or control of PMAC. (iii) Upon termination or cancellation of this Agreement for any reason, Annie’s shall promptly pay (no later than 30 days after such termination or cancellation) for all Products and Product Supplies owned by PMAC and for commitments made to vendors for Product Supplies not yet delivered under this Agreement. (iv) Upon termination or

Confidential Treatment Requested

cancellation of this Agreement for any reason, the lease of Production Line Equipment shall terminate, and PMAC shall make such equipment available for removal by Annie’s at Annie’s expense, unless such termination was by PMAC without cause pursuant to Section 16.3(iii), in which case the removal shall be at PMAC’s expense.

Section 17. Severability; Governing Law; Jurisdiction; Venue. In the event that any provision of this Agreement is declared invalid or contrary to any law, rule, regulation or public policy of the United States or any state, all of the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Moreover, if a court of competent jurisdiction deems any provision of this Agreement invalid or unenforceable, said provision shall be reformed to the minimum degree that would render it enforceable. This Agreement shall in all respects be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, applicable to contracts executed and to be wholly performed therein. The Parties further specifically agree that any action or proceeding arising out of or in connection with this Agreement shall be venued in the state and federal courts sitting in Boston, Massachusetts, and consent to the personal jurisdiction of each of said courts.

Section 18. Notices. Any notice or other communication required or permitted to be given pursuant to this Agreement shall be deemed to have been sufficiently given if in writing and either delivered against receipt or sent by registered or certified mail or internationally recognized carrier (including but not limited to FedEx and DHL) addressed as indicated below; such notice if mailed shall be deemed completed on the third day following the deposit thereof in the United States mail:

(i) If to Annie’s:

Annie’s Homegrown, Inc.

1610 Fifth Street

Berkeley, CA 94710

Attn.: John Foraker, President

With a copy to:

K&L Gates LLP

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Attn.: Stephen L. Palmer, Esq.

(ii) If to PMAC:

PMAC Foods

760 South 11th Street

Philadelphia, PA 19147

Attn: Luke Marano, Jr., President

With a copy to:

Barbara Farley, Esq.

Barbara L. Farley, a Professional Corporation

325 Chestnut Street

Suite 915

Philadelphia, PA 19106

Either Party may, by notice as aforesaid, designate a different address or addresses for notices or other communications intended for it.

Confidential Treatment Requested

Section 19. Miscellaneous.

19.1 No Assignment. This Agreement shall be binding upon and be for the benefit of the Parties and their legal representatives, successors, and assigns. Neither Party may assign this Agreement without the prior written consent of the other; provided that notwithstanding the foregoing, Annie’s may assign this Agreement without such consent to the purchaser of all or substantially all of its stock, business or assets, and may assign this Agreement by operation of law to any successor due to merger or reorganization.

19.2 Entire Agreement; Amendments. This Agreement constitutes the entire understanding between the Parties relating to Products and supersedes and cancels any and all previous contracts or agreements between the Parties with respect to any Product other than the Mutual Nondisclosure and Confidentiality Agreement by and between the Parties, dated April 1, 2012, which is hereby ratified and confirmed. This Agreement may not be altered, amended or modified except by a written instrument executed by duly authorized officers of Annie’s and PMAC.

19.3 Headings. The headings herein are inserted for convenience only and shall not be deemed to have any substantive meaning.

19.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

Confidential Treatment Requested

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized officials on the day and year first above written.

ANNIE’S HOMEGROWN, INC.

By:	/s/ John Foraker
John Foraker
President

PHILADELPHIA MACARONI COMPANY

By:	/s/ Luke Marano, Jr.
Luke Marano, Jr.
President

[Signature Page – Amended and Restated Contract Manufacturing and Packaging Agreement]

Confidential Treatment Requested

Exhibit A - Annie’s Homegrown Product List

Item	PMAC Reference	Short Description
00004	09016	Shells & White Cheddar (purple box)
00004A	09016A	Shells & White Cheddar (purple box)
00004	09016C	Shells & White Cheddar (purple box)
00005A	07701	DW Whole Wheat Pasta & Alfredo
00005	07702	DW Whole Wheat Pasta & Alfredo
00006	09040	Organic Whole Wheat Shells & Cheddar
00007	09033	Organic Mild Mexican Shells & Cheddar
00009	07402	Arthur Mac & Cheese
00010	01937	Rotini Pasta w/ Four Cheese Sauce
00011	06537	Penne Pasta w/ Alfredo Sauce
00014	12537	Curly Fettuccine w/ White Cheddar & Broccoli Sauce
00020	09050	Shells & White Cheddar (purple box)
00022	09042	Organic Whole Wheat Shells & Cheddar
00025	07605	Bunny Shape Pasta & Yummy Cheese
00026	09052	Family Size: Shells & Cheddar
00027	09029	Organic Shells w/ White Cheddar
00037	09044	[***] Shells and White Cheddar-12 pack (CANADA)
00045	00605	Mild Mac (Blue Box)
30090	00606	Mild Mac (Blue Box)
03692	09012	[***] Organic Shells & White Cheddar
03893	00612	[***] Organic Macaroni & Cheddar
18802	00653	Macaroni & Cheese
18804	09053	Shells & Cheese
18806	04327	Stroganoff
18807	12527	Cheesy Lasagna
18808	01127	Cheeseburger Macaroni
18810	06547	Cheddar Chicken
18814	01927	Creamy Tuna Spirals
30050	00650	Family Size Macaroni and Cheese
30060	07604	Bunny Shape Pasta & Yummy Cheese
30062	09025	Family Size: Shells & Cheddar
30062	09025A	Family Size: Shells & Cheddar
30063	09030	Organic Shells w/ White Cheddar
30063	09030C	Organic Shells w/ White Cheddar
30069	07103	Organic Peace Pasta w/ Parmesan
30084	09017	Shells & Wisconsin Cheddar (orange box)
30084	09017C	Shells & Wisconsin Cheddar (orange box)
30084A	09017A	Shells & Wisconsin Cheddar (orange box)
30087	09041	[***] Shells and White Cheddar-12 pack
30086	09046	[***] Shells and White Cheddar-15 pack
30097	09032	Organic Alfredo Shells & Cheddar
30098	09035	Organic Shells & Wisconsin Cheddar
30098	09035C	Organic Shells & Wisconsin Cheddar
30099	09020	Organic Family Size Shells & Cheddar
30099	09020A	Organic Family Size Shells & Cheddar
035927	09076	[***] Organic Shells & Cheddar
69355	09026	[***] Organic Shells & White Cheddar
70818	00626	[***] Organic Macaroni & Cheddar
30087/112	09043	[***] Shells and White Cheddar- 12 pack
00039	09054	Canadian Shells & Wisconsin Cheddar
30068	09036	Shell-Org-WisChd-30098-15/6oz

Confidential Information Redacted	Confidential Treatment Requested

Exhibit B – Trademarks

MARK	IMAGE	COUNTRY	APPLICATION NO. REGISTRATION NO.
ALL STARS		Canada United States	784,458 3,664,305

ANNIE’S		United States	2,020,364

ANNIE’S HOMEGROWN		Canada United States	529,331 2,023,195

ANNIES’S HOMEGROWN AND BUNNY DESIGN (NEW LOGO)		United States	85/469,736

ANNIE’S HOMEGROWN NEW LOGO		Canada United States	1,577,823 85/469,743

BERNIE RABBIT OF APPROVAL AND DESIGN		United States	2,453,202

BERNIE RABBIT OF APPROVAL AND DESIGN		United States	3,086,073

BERNIEO’S		Canada	758,949

BERNIEO’S (STYLIZED)		United States	2,246,211

NO ARTIFICIAL ANYTHING		Canada	1,369,251

PEACE		United States	2,279,495

PUSH TAIL TO OPEN		United States	2,465,746

PUSH TAIL TO OPEN AND DESIGN		United States	2,463,999

RABBIT OF APPROVAL AND DESIGN		United States	85/566,792

Confidential Treatment Requested

Schedule 1.1 – Product Manufacturing and Storage Specifications

Manufacturing Specification Confidential and Proprietary Information Product: Canadian Pasta & Cheese Products (Organic & 70-95% Organic) Last Updated: 02/01/11 Supersedes: 05/08/09

Product Name	Each Net Weight	Each UPC	Case UPC	Order Code
Shells and White Cheddar	170g	0-13562-00020-3	1-00-13562-00020-0	00020
Shells and White Cheddar Family Size	12 oz	0-13562-00026-5	1-00-13562-00026-2	00026
Shells and Real Aged Cheddar	170g	0-13562-00039-5	1-00-13562-00039-2	00039
Bunny Shape Pasta and Yummy Cheese	6 oz	0-13562-00025-8	1-00-13562-00025-5	00025
Macaroni and Cheese	170g	0-13562-00050-0		00050
Organic Whole Wheat Shells and Cheddar	170g	0-13562-00022-7	1-00-13562-00022-4	00022
Organic Shells and White Cheddar	170g	0-13562-00027-2	1-00-13562-00027-9	00027

Manufacturing Facility:

Facility must be certified Organic by a third party agency accredited by the USDA National Organic Program. All Organic Policies and procedures must be followed as outlined in 7 CFR 205.

All products shall be processed and packed in accordance with good manufacturing practices (21 CFR 110) and shall meet all local, state and federal laws and regulations relating to FDA and state regulatory agencies.

Product is to be made in a temperature and humidity controlled environment: 50 to 80 F/ 55 - 65 % RH.

Packaging:	Pouch, carton, and case must be in excellent food-grade condition.

Pouch:	Pouch must be sealed completely, and free from wrinkles, blisters, punctures, scorching, and foreign odors.

Carton:	Carton must be glued securely so there is no leaking. Glue must be applied so that it does not touch varnished edge otherwise seal will not be achieved. Carton exterior must be clean and free from glue. Carton must not be crushed or dented and be free from foreign odors or scuffed. Carton material: 100% recycled paper board.

Carton Code:	Expiration date = 540 days from production. Printed with laser on top of carton in graphic-free area designated by Philadelphia Macaroni Company.
DDMMMYY + Plant + Shift (ex: 24MAR09 GA)
Grand Forks Plant Code= G

Case Code:	Standard Annie’s Homegrown recycled corrugate: 100% recycled paper board.

6 oz box: A case contains 12 cartons.
12 oz box: A case contains 6 cartons.

Cases should bear in the following order:
1. Order Code
2. Brand Name: Annie’s Homegrown (Only if not already pre-printed on case)
3. Product Name + Organic or Made With Organic Pasta*
4. Quantity per Case: 12 x 6 oz 6 x 12 oz (for 00026 only)
5. Best By or BB: MM DD YY (540 days from production) + Plant Code + Shift (Code MUST be in the MMDDYY format for all cases)

Confidential Treatment Requested

6. Bar code able to be scanned: UCC14 with quality level of “B” Bar code should appear in lower right corner of case.

**     “Organic” and “Made With Organic Pasta” statement on cases is optional but if it is included then it MUST be in this format. Abbreviations are NOT acceptable. “Made With Organic Pasta” designation should be used for the first 4 skus listed in the table on page 1 of this specification. “Organic” designation should be used for the last 3 skus listed in the table on page 1 of this specification.

Quality Requirements:

Data Sheets:	Provide copies of all production run sheets to Quality Assurance at Annie’s, Inc. upon request.

Finished Product Retains:	Manufacturer required to maintain library with retain sample(s) from each run for length of shelf-life. Additionally, samples from first, middle, and last of each run are to be sent UPS ground using Annie’s UPS code to:

Annie’s Homegrown
Attn: R&D Retains
1610 5th Street
Berkeley, CA 94710

Pallet:	All pallets should be packed and shipped according to the Annie’s, Inc. Transfer
Policy document.

Stack:	28 cases per layer x 5 layers= 140 cases per pallet.

Storage:	All finished product should be stored between 38-95 F.

Annie’s, Inc. Approval	Jennifer Vasquez, Labeling Specialist & Quality Technician 5-8-09

Co-Manufacturer’s Approval	Tammy Peterson Quality Assurance Manager 051509

Confidential Treatment Requested

Manufacturing Specification Confidential and Proprietary Information Product: Canadian Shells & White Cheddar and CDN Macaroni & Cheese Last Updated: 08/20/12 Supersedes: New

Product Name	Each Net Weight	Each UPC	Case UPC	Order Code
Shells and White Cheddar	170g	0-13562-00020-3	1-00-13562-00020-0	00020
Macaroni and Cheese	170g	0-13562-00050-0	1-00-13562-00050-7	00050

Manufacturing Facility:

Facility must be certified Organic by a third party agency accredited by the USDA National Organic Program. All Organic Policies and procedures must be followed as outlined in 7 CFR 205.

All products shall be processed and packed in accordance with good manufacturing practices (21 CFR 110) and shall meet all local, state and federal laws and regulations relating to FDA and state regulatory agencies.

Product is to be made in a temperature and humidity controlled environment: 50 to 80 F/ 55 – 65 % RH.

Packaging:	Carton, and case must be in excellent food-grade condition.

Assembly:

•	12 cartons per case
•	Position cartons directionally
•	Over wrap should be tight without wrinkles or blemishes

Case Labeling:	A label with the below information should be stickered on the overwrap of the case:

•	Order Code
•	Brand Name: Annie’s Homegrown (Only if not already per-printed on the case)
•	Product Name: plus “Organic” or “Made with Organic” cannot abbreviate.
•	Quantity per case ( 12 X 170 g )
•	Best By or BB: MMDDYY (18 months from finished product production date)+ Plant +Shift
•	Bar code able to be scanned: UCC14 with quality level “B”

Pallet:	All pallets should be packed and shipped according to the Annie’s Transfer Policy document.
Add two (3) tier sheets to the pallet –
• 1st tier sheet – place on bottom of pallet
• 2nd tier sheet – place between second & third layer
• 3rd tier sheet – place between fourth & fifth layer

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All pallets should have 4 corner boards and pallet cap

Stack: 28 cases per layer x 5 layers= 140 cases per pallet.

Confidential Treatment Requested

Quality Requirements:

Data Sheets:	Provide copies of all production run sheets to Quality Assurance at Annie’s, Inc. upon request.

Annie’s, Inc. Approval	Casey Jenkins, Product Innovation Manager 8/24/12

Co-Manufacturer’s Approval

Confidential Treatment Requested

Manufacturing Specification Confidential and Proprietary Information Product: Organic & Natural (Made with Organic Wheat) Multi-pack Pasta & Cheese Last Updated: 01/28/11 Supersedes: 12/14/10

Product Name	Each Net Weight	Each UPC	Case UPC	Order Code
Organic Shells & Real Aged Cheddar 15-pack	15-6 oz (170 g) boxes 5 lbs 10 oz (2.55 kg)	0-13562-30068-4	N/A	30068
Canadian Shells & White Cheddar 12-pack	12-6 oz (170 g) boxes 4 lbs 8 oz (2.04 kg)	0-13562-00037-1	N/A	00037/12

Manufacturing Facility:

Facility must be certified Organic by a third party agency accredited by the USDA National Organic Program. All Organic Policies and procedures must be followed as outlined in 7 CFR 205.

All products shall be processed and packed in accordance with good manufacturing practices (21 CFR 110) and shall meet all local, state and federal laws and regulations relating to FDA and state regulatory agencies.

Product is to be made in a temperature and humidity controlled environment.

Packaging:	Pouch, carton, and case must be in excellent food-grade condition.

Pouch:	Pouch must be sealed completely, and free from wrinkles, blisters, punctures, scorching, and foreign odors.

Each Carton:	Carton must be glued securely so there is no leaking. Glue must be applied so that it does not touch varnished edge otherwise seal will not be achieved. Carton exterior must be clean and free from glue. Carton must not be crushed or dented, must be free of foreign odors and not be scuffed.
Carton material: 100% recycled paper board.

Each Carton Code-
6 oz boxes of pasta should have
the following code:

Expiration date = 540 days from production. Printed with laser on top of carton in graphic-free area designated by Philadelphia Macaroni Company.

DDMMMYY + Plant + Shift (ex: 24MAR09 GA)

Grand Forks plant code = G

12 pack & 15 pack Code:

Expiration date = 540 days from production. Printed with laser on carton in graphic-free area designated by Philadelphia Macaroni Company.

MMDDYY + Plant + Shift (ex: 091508 GA)

Grand Forks Plant Code= G

Confidential Treatment Requested

Case Code:	12 and 15 pack- Skus are not shipped in cases. They are arranged on the pallet and shipped in original packaging as is. Each package contains:

12 pack: contains 12 cartons.
15 pack: contains 15 cartons.

Standard Annie’s Homegrown recycled corrugate: should be 100% recycled paper board. Any deviations must be approved by Annie’s, Inc. Operations team.

Quality Requirements:

Data Sheets:	Provide copies of all production run sheets to Quality Assurance at Annie’s, Inc. upon request.

Finished Product Retains:	Manufacturer required to maintain library with retain sample(s) from each run for length of shelf life. Additionally, samples from middle of each run are to be sent UPS ground using Annie’s UPS code to:

Annie’s Homegrown
Attn: R&D Retains
1610 5th Street
Berkeley, CA 94710

Pallet:	All pallets should be packed and shipped according to the Annie’s, Inc. Transfer Policy document.

Stack:	12 pack: 28 cases per layer x 5 layers = 140 cases per pallet (Sam’s).
15 pack: 22 cases per layer x 5 layers = 110 cases per pallet.

Storage:	All product should be stored between 38-95 F.

Confidential Treatment Requested

Tuesday, March 03, 2009

Product Name	Pallet Group		
Product Code	Cases/Trays/Ovals		
Datafile Name	(3/3/2009)		
Load Ref.	15 S (Edited)		
Cube Used	83.1 %	22	Case / Layer
Area Used	87.8 %	5	Layer / Load
Pallet type	48X40	110	Case / Load

	Length	Width	Height	Net	Gross
Case (OD)	10.750	7.125	7.375 in	5.630	6.740 lb
Product	43.000	39.250	36.875 in	619.300	741.400 lb
Load	48.000	40.000	42.375 in	741.400	791.400 lb

42.375
40.000
48.000

12.875
40.000
48.000

40.000
48.000

7.375
10.750
7.125

1.This is an example for the cape pack User Guides
2.Issued on 1/1/02
3.Issued by QC Department
4.Approved by QC Manager
5.Use from 1/1/02
6.Valid until 12/31/2006

Confidential Treatment Requested

Tuesday, March 03, 2009

Product Name	Pallet Group		
Product Code	Cases/Trays/Ovals		
Datafile Name	can 0003712 (2/18/2009)		
Load Ref.	1 C (Edited)		
Cube Used	85.2 %	28	Case / Layer
Area Used	89.2 %	5	Layer / Load
Pallet type	48X40	140	Case / Load

	Length	Width	Height		Net	Gross	
Case (OD)	10.750	5.688	7.438	in	4.500	5.600	lb
Product	43.000	39.816	37.190	in	630.000	784.000	lb
Load	48.000	40.000	42.690	in	784.000	834.000	lb

42.690
40.000
48.000

12.938
40.000
48.000

40.000
48.000

7.438
5.688
10.750

1.This is an example for the cape pack User Guides
2.Issued on 1/1/02
3.Issued by QC Department
4.Approved by QC Manager
5.Use from 1/1/02
6.Valid until 12/31/2006

Annie’s, Inc. Approval	Jennifer Vasquez, Labeling Specialist & Quality Technician 1-28-11

Co-Manufacturer’s Approval	Jennifer Joseph, V.P., Quality Assurance, 02/23/2011

Confidential Treatment Requested

Manufacturing Specification Confidential and Proprietary Information
Product:	Organic & Made with Organic Pasta (MWO)
6 oz/ 10.5 oz Family Size Pasta & Cheese
Last Updated: 8/16/12
Supersedes: 5/8/12

Product Name	Each Net Weight	Each UPC	Case UPC	Order Code
Macaroni and Cheese MWO	6 oz	0-13562-00045-6	1-00-13562-00045-3	00045
Macaroni and Cheese — Family Size MWO	10.5 oz	0-13562-30050-1	1-00-13562-30050-8	30050
Shells and White Cheddar MWO	6 oz	0-13562-00004-3	1-00-13562-00004-0	00004A
Shells and White Cheddar — Family Size MWO	10.5 oz	0-13562-30062-4	1-00-13562-30062-1	30062A
Shells and Aged Cheddar MWO	6 oz	0-13562-30084-6	1-00-13562-30084-3	30084A
Arthur Macaroni and Cheese MWO	6 oz	0-13562-00009-8	1-00-13562-00009-5	00009
Bunny Shape Pasta and Yummy Cheese MWO	6 oz	0-13562-30060-0	1-00-13562-30060-7	30060
D.W. Whole Wheat Pasta and Alfredo MWO	6 oz	0-13562-00005-0	1-00-13562-00005-7	00005A
Low Sodium Macaroni & Cheese MWO	6 oz	0-13562-30011-2	1-00-13562-30011-9	30011
Spirals with Butter & Parmesan MWO	5.25 oz	0-13562-30014-3	1-00-13562-30014-0	30014
Shells with Cheddar & Taco Seasoning MWO	6 oz	0-13562-00003-6	1-00-13562-00003-3	00003
Bernie’s Farm Shapes & Yummy Cheddar MWO	6 oz	0-13562-00056-2	1-00-13562-00056-9	00056
Organic Macaroni & Cheese	6 oz	0-13562-30039-6	1-00-13562-30039-3	30039
Organic Whole Wheat Shells and Cheddar	6 oz	0-13562-00006-7	1-00-13562-00006-4	00006
Organic Shells and White Cheddar	6 oz	0-13562-30063-1	1-00-13562-30063-8	30063
Organic Shells and White Cheddar - Family Size	10.5 oz	0-13562-30099-0	1-00-13562-30099-7	30099A
Organic Shells and Aged Cheddar	6 oz	0-13562-30098-3	1-00-13562-30098-0	30098
Organic Peace Pasta with Parmesan	6 oz	0-13562-30069-3	1-00-13562-30069-0	30069
Organic Alfredo Shells and Cheddar	6 oz	0-13562-30097-6	1-00-13562-30097-3	30097
Organic 5-Grain Elbows & White Cheddar	6 oz	0-13562-30012-9	1-00-13562-30012-6	30012

Manufacturing Facility:

Facility must be certified Organic by a third party agency accredited by the USDA National Organic Program. All Organic Policies and procedures must be followed as outlined in 7 CFR 205.

All products shall be processed and packed in accordance with good manufacturing practices (21 CFR 110) and shall meet all local, state and federal laws and regulations relating to FDA and state regulatory agencies.

Product is to be made in a temperature and humidity controlled environment: 50 to 80 F/ 55 – 65% RH.

Packaging:	Pouch, carton, and case must be in excellent food-grade condition.

Pouch:	Pouch must be sealed completely, and free from wrinkles, blisters, punctures, scorching, and foreign odors.

Carton:	Carton must be glued securely so there is no leaking. Glue must be applied so that it does not touch varnished edge otherwise seal will not be achieved. Carton exterior must be clean and free from glue. Carton must not be crushed or dented and be free from foreign odors or scuffed. Carton material: 100% recycled paper board.

Carton Code:

Expiration date = 540 days from production. Printed with laser on top of carton in graphic-free area designated by Philadelphia Macaroni Company.

DDMMMYY + Plant + Shift (ex: 24MAR09 GA)

Grand Forks plant code = G

Case Code:	Standard Annie’s Homegrown recycled corrugate: should be 100% recycled paper board. Any deviations must be approved by Annie’s, Inc. Operations team.

6 oz & 5.25 oz box: A case contains 12 cartons.
10.5 oz box: A case contains 6 cartons.

Cases should bear in the following order:
1. Order Code

Confidential Treatment Requested

2. Brand Name: Annie’s Homegrown (Only if not already pre-printed on case)
3. Product Name & Organic or Made with Organic Pasta*
4. Quantity per case: 12 x 6 oz (for 6 oz boxes)
12 x 5.25 oz ( for 5.25 oz box)
6 x 10.5 oz (for 10.5 oz boxes)
5. Best By or BB: MM DD YY (540 days from production) + Plant + Shift (Code MUST be in the MMDDYY format for all cases)
6. Bar code able to be scanned: UCC14 with quality level of “B” Bar code should appear in lower right corner of case.

*  “Organic” and “Made With Organic Pasta” statement on cases is optional but if it is included then it MUST be in this format. Abbreviations are NOT acceptable. “Made With Organic Pasta” designation should be used for the first 10 skus listed in the table on page 1 of this specification. “Organic” designation should be used for the last 8 skus listed in the table on page 1 of this specification.

Pallet:	All pallets should be packed and shipped according to Annie’s Transfer Policy document.

Stack:	28 cases per layer x 5 layers= 140 cases per pallet.

*	Product Name on following pallet pattern refers to 6 oz Mac and Cheese. These pallet specification requirements also apply to 5.25 oz and 10.5 oz Mac and Cheese skus.

Confidential Treatment Requested

Wednesday, February 18, 2009

Product Name	Pallet Group			
Product Code	Cases/Trays/Ovals			
Datafile Name	6 oz mc (2/18/2009)			
Load Ref.	1 I (Edited)			
Cube Used	85.4 %		28	Case / Layer
Area Used	90.1 %		5	Layer / Load
Pallet type	48X40		140	Case / Load

		Length	Width	Height	Net	Gross
Case	(OD)	10.750	5.750	7.375 in	5.040	5.400 lb
Product		46.000	39.500	36.875 in	705.600	756.000 lb
Load		48.000	40.000	42.375 in	756.000	806.000 lb

42.375
40.000
48.000

12.875
40.000
48.000

40.000
48.000

7.375
10.750
5.750

1.This is an example for the cape pack User Guides
2.Issued on 1/1/02
3.Issued by QC Department
4.Approved by QC Manager
5.Use from 1/1/02
6.Valid until 12/31/2006

Quality Requirements:

Data Sheets:	Provide copies of all production run sheets to Quality Assurance at Annie’s, Inc. upon request.

Finished Product Retains:	Manufacturer required to maintain library of retain samples(s) from each run for length of shelf-life. These retains are to be stored in a clean, dry environment at proper storage temperatures. In addition, Annie’s requires three samples to be collected from each lot or shift; one each from the beginning, middle, and end. (If a production run is less than 4 hours, please pull one beginning and two end samples). These samples are used by Annie’s for both sensory reviews as well as retains. Effective immediately, we would like to split the retained samples, some going to Berkeley and the balance to Romeoville as follows.

Confidential Treatment Requested

Sampling Frequency and Documentation Requirements
For Production runs longer than 4 hours:	For Production runs less than 4 hours:

Collect 3 samples – Beginning, Middle, End	Collect 3 samples – (1) Beginning and (2) End
Complete Monthly Retain Log Document (Name of product, Item number, Production Date, Best By date)
Shipping Instructions
Beginning and End Samples ship to Romeoville: D-2000 Warehouse Attn: Annie’s Retains 1165 Crossroads Parkway Romeoville, Il 60446	Middle (or 2nd End) Samples Ship to Berkeley: Annie’s Inc. Attn: Annie’s Retains 1610 5th Street Berkeley, CA 94710
Include a copy of the Monthly Retain Log in each shipment

Shipping Frequency: To minimize shipments, please consolidate and hold the retains then ship at the completion of each month to Berkeley. Samples should be shipped via UPS Ground using Annie’s UPS Account Number 5X2792. Annie’s will not reimburse for non-UPS charges.

Samples for Romeoville should be palletized and shipped in as a freight shipment into D2000 Warehouse. A separate Bill of Lading will be needed when shipping via freight.

Storage:	All product should be stored between 38-95 F.

Annie’s, Inc. Approval	Casey Jenkins, Product Innovation Manager 8/16/12

Co-Manufacturer’s Approval

Confidential Treatment Requested

Manufacturing Specification Confidential and Proprietary Information Product: Pasta Meals Made with Organic Pasta Last Updated: 06/10/11 Supersedes: 05/08/09

Product Name	Each Net Weight	Each UPC	Case UPC	Order Code
Curly Fettuccine with White Cheddar and Broccoli Sauce	Net Wt. 7.25 oz (206g)	0-13562-00014-2	1-00-13562-00014-9	00014
Penne Pasta with Alfredo Sauce	Net Wt. 7.25 oz (206g)	0-13562-00011-1	1-00-13562-00011-8	00011

Rotini Pasta with Three Cheese Sauce	Net Wt. 7.25 oz (206g)	0-13562-00010-4	1-00-13562-00010-1	00010

Manufacturing Facility:

Facility must be certified Organic by a third party agency accredited by the USDA National Organic Program. All Organic Policies and procedures must be followed as outlined in 7 CFR 205.

All products shall be processed and packed in accordance with good manufacturing practices (21 CFR 110) and shall meet all local, state and federal laws and regulations relating to FDA and state regulatory agencies.

Product is to be made in a temperature and humidity controlled environment: 50 to 80 F/ 55 – 65 % RH.

Packaging:	Pouch, carton, and case must be in excellent food-grade condition.

Pouch:	Pouch must be sealed completely, and free from wrinkles, blisters, punctures, scorching, and foreign odors.

Carton:	Carton must be glued securely so there is no leaking. Glue must be applied so that it does not touch varnished edge otherwise seal will not be achieved. Carton exterior must be clean and free from glue. Carton must not be crushed or dented and be free from foreign odors or scuffed. Carton material: 100% recycled paper board.

Carton Code:	Expiration date = 540 days from production. Printed with laser on top of carton in graphic-free area designated by Philadelphia Macaroni Company.

DDMMMYY + Plant + Shift (ex: 24MAR09 GA)
Grand Forks plant code = G

Case Code:	Standard Annie’s Homegrown recycled corrugate: 100% recycled paper board. Any deviations must be approved by Annie’s, Inc. Operations team.

7.25 oz box: A case contains 6 cartons.

Cases should bear in the following order:
1. Order Code
2. Brand Name: Annie’s Homegrown (Only if not already pre-printed on case)

Confidential Treatment Requested

3. Product Name & Organic or Made with Organic Pasta*
4. Quantity per case: 6 x 7.25 oz
5. Best By or BB: MM DD YY (540 days from production) + Plant + Shift (Code MUST be in the MMDDYY format for all cases)
6. Bar code able to be scanned: UCC14 with quality level of “B” Bar code should appear in lower right corner of case.
* “Made With Organic Pasta” statement on cases is optional but if it is included then it MUST be in this format. Abbreviations are NOT acceptable.

Quality Requirements:

Data Sheets:	Provide copies of all production run sheets to Quality Assurance at Annie’s, Inc. upon request.

Finished Product Retains:	Manufacturer required to maintain library of retain sample(s) from each run for length of shelf life. Additionally, samples from first, middle, and last of each run are to be sent UPS ground using Annie’s UPS code to:

Annie’s Homegrown
Attn: R&D Retains
1610 5th Street
Berkeley, CA 94710

Pallet:	All pallets should be packed and shipped according to the Annie’s, Inc.
Transfer Policy document.

Stack:	28 cases per layer x 5 layers= 140 cases per pallet.

Storage:	All product should be stored between 38-95 F.

Annie’s, Inc. Approval	Samantha Bell, Manager, Product Innovation, 6/10/11

Co-Manufacturer’s Approval	Jennifer L. Joseph, V.P., Quality Assurance, 6/14/2011

Confidential Treatment Requested

Manufacturing Specification Confidential and Proprietary Information Product: 6-pack Pasta & Cheese (Made with Organic Wheat) Last Updated: 05/08/09 Supersedes: 11/13/08

Product Name	Each Net Weight	Each UPC	Case UPC	Order Code
Shells & White Cheddar 6-pack	6-6 oz (170 g) boxes 2 lbs 4 oz (1.02 kg)	0-13562-30072-3	1-00-13562-30072-0	30072A

Manufacturing Facility:

Facility must be certified Organic by a third party agency accredited by the USDA National Organic Program. All Organic Policies and procedures must be followed as outlined in 7 CFR 205.

All products shall be processed and packed in accordance with good manufacturing practices (21 CFR 110) and shall meet all local, state and federal laws and regulations relating to FDA and state regulatory agencies.

Product is to be made in a temperature and humidity controlled environment: 50 to 80 F/ 55 – 65 % RH.

Packaging:	Pouch, each carton, 6-pack carton and case must be in excellent food-grade condition.

Pouch:	Pouch must be sealed completely, and free from wrinkles, blisters, punctures, scorching, and foreign odors.

Each 6 oz Pasta Carton and 6-Pack Carton:	Carton must be glued securely so there is no leaking. Glue must be applied so that it does not touch varnished edge otherwise seal will not be achieved. Carton exterior must be clean and free from glue. Carton must not be crushed or dented and be free from foreign odors or scuffed. Carton material: 100% recycled paper board.

Each Pasta Carton Code:	Each 6 oz box of pasta inside 6-pack carton should have the following Best By code format printed with laser in graphic-free area designated by Philadelphia Macaroni Company. Expiration date = 540 days from production.
DDMMMYY+ plant + shift
ex: BEST BY 15 SEP 08 WA
Warminster Plant Code = W

6 Pack Carton Code:	Expiration date = 540 days from production. Print with laser in graphic-free area designated by Philadelphia Macaroni Company.
DDMMMYY+ plant + shift
ex: BEST BY 15 SEP 08 WA
“W” = Warminster

Case Code:	6 pack: A case contains 4 – 6 packs (24 cartons total).

Confidential Treatment Requested

Cases for Shells & White Cheddar 6-pack should bear:
1. Order Code
2. Brand Name: Annie’s Homegrown (Only if not already pre-printed on case)
3. Product Name + Made With Organic Pasta*
4. Quantity per case: 4 x 1.02 kg
5. Best By or BB: MM DD YY (540 days from production) + Plant Code + Shift (Code MUST be in the MMDDYY format for all cases)
6. Bar code able to be scanned: UCC14 with quality level of “B”
Bar code should appear in lower right corner of case.
* “Made With Organic Pasta” statement on cases is optional but if it is included then it MUST be in this format. Abbreviations are NOT acceptable.

Quality Requirements:

Data Sheets:	Provide copies of all production run sheets to Quality Assurance at Annie’s, Inc. upon request.

Finished Product Retains:	Manufacturer required to maintain library with retain sample(s) from each run for length of shelf life. Additionally, samples from first and last of each run are to be sent UPS ground using Annie’s UPS code to:

Annie’s Homegrown
Attn: R&D Retains
1610 5th Street
Berkeley, CA 94710

Pallet:	All pallets should be packed and shipped according to the Annie’s, Inc. Transfer Policy.

Stack:	12 cases per layer x 5 layers = 60 cases per pallet.

Storage:	All product should be stored between 38-95 F.

Annie’s, Inc. Approval	Jennifer Vasquez, Labeling Specialist & Quality Technician 5-8-09

Co-Manufacturer’s Approval	Jennifer Joseph, V.P., Quality Assurance 05/14/2009

Confidential Treatment Requested

Manufacturing Specification Confidential and Proprietary Information Product: Natural (Made with Organic Pasta) Multi-pack Pasta & Cheese Last Updated: 01/28/11 Supersedes: 12/14/10

Product Name	Each Net Weight	Each UPC	Case UPC	Order Code
Shells & White Cheddar 12-pack	12-6 oz (170 g) boxes 4 lbs 8 oz (2.04 kg)	0-13562-30087-7	N/A	30087/112
Mild Macaroni & Cheese 15-pack	15- 6 oz (170 g) boxes 5 lbs 10 oz (2.55 kg)	0-13562-30090-7	N/A	30090

Manufacturing Facility:

Facility must be certified Organic by a third party agency accredited by the USDA National Organic Program. All Organic Policies and procedures must be followed as outlined in 7 CFR 205.

All products shall be processed and packed in accordance with good manufacturing practices (21 CFR 110) and shall meet all local, state and federal laws and regulations relating to FDA and state regulatory agencies.

Product is to be made in a temperature and humidity controlled environment.

Packaging:	Pouch, carton, and case must be in excellent food-grade condition.

Pouch:	Pouch must be sealed completely, and free from wrinkles, blisters, punctures, scorching, and foreign odors.

Each Carton:	Carton must be glued securely so there is no leaking. Glue must be applied so that it does not touch varnished edge otherwise seal will not be achieved. Carton exterior must be clean and free from glue. Carton must not be crushed or dented, must be free of foreign odors and not be scuffed. Carton material: 100% recycled paper board.

Each Carton Code- 6 oz boxes of pasta should have the following code:

Expiration date = 540 days from production. Printed with laser on top of carton in graphic-free area designated by Philadelphia Macaroni Company.

DDMMMYY + Plant + Shift (ex: 24MAR09 GA)

Grand Forks plant code = G

12 pack & 15 pack Code:	Expiration date = 540 days from production. Printed with laser on carton in graphic-free area designated by Philadelphia Macaroni Company.
MMDDYY + Plant + Shift (ex: 091508 GA)
Grand Forks Plant Code= G

Case Code:	12 and 15pack- Skus are not shipped in cases. They are arranged on the pallet and shipped in original packaging as is. Each package contains:

12 pack: contains 12 cartons.
15 pack: contains 15 cartons.

Standard Annie’s Homegrown recycled corrugate: should be 100% recycled paper board. Any deviations must be approved by Annie’s, Inc. Operations team.

Confidential Treatment Requested

Quality Requirements:

Data Sheets:	Provide copies of all production run sheets to Quality Assurance at Annie’s, Inc. upon request.

Finished Product Retains:	Manufacturer required to maintain library with retain sample(s) from each run for length of shelf life. Additionally, samples from middle of each run are to be sent UPS ground using Annie’s UPS code to:

Annie’s Homegrown
Attn: R&D Retains
1610 5th Street
Berkeley, CA 94710

Pallet:	All pallets should be packed and shipped according to the Annie’s, Inc.
Transfer Policy document .

Stack:	12 pack:	28 cases per layer x 4 layers = 112 cases per pallet (BJ’s).
	15 pack:	22 cases per layer x 5 layers = 110 cases per pallet. (BJ’s & Costco).

•

Must have Date Code labels located on the lower right hand side of the front (40" side) of the pallet. The labels must be at least 4"x 6" in size to allow our clubs to locate the Expiration Date on each pallet to ensure proper rotation.

•	Each label should be white with black lettering. Each label should have ‘EXPIRATION DATE’ written on the label with Month-Day-Year printed above it.

•	The Font size for the numbers should be at least 3/4 of an inch tall by 3/4 of an inch wide with dashes separating the Month, Day and Year.

•	If multiple expiration dates are on the pallet the shortest dated product on the pallet should be reflected on the label.

•	Labels should be placed on the outside of the shrink wrap to allow for clear visual recognition. Do not label on the actual selling unit.

Confidential Treatment Requested

Tuesday, March 03, 2009

Product Name	Pallet Group			
Product Code	Cases/Trays/Ovals			
Datafile Name	12 pack mac _cheese (2/18/2009)			
Load Ref.	1 C (Edited)			
Cube Used	85.2 %		28	Case / Layer
Area Used	89.2 %		4	Layer / Load
Pallet type	48X40		112	Case / Load

	Length	Width	Height	Net	Gross
Case (OD)	10.750	5.688	7.438 in	4.500	5.600 lb
Product	43.000	39.816	29.752 in	504.000	627.200 lb
Load	48.000	40.000	35.252 in	627.200	677.200 lb

35.252
40.000
48.000

12.938
40.000
48.000

40.000
48.000

7.438
5.688
10.750

1.This is an example for the cape pack User Guides
2.Issued on 1/1/02
3.Issued by QC Department
4.Approved by QC Manager
5.Use from 1/1/02
6.Valid until 12/31/2006

Confidential Treatment Requested

Storage:	All product should be stored between 38-95 F.

Annie’s, Inc. Approval	Jennifer Vasquez, Labeling Specialist & Quality Technician 1-28-11

Co-Manufacturer’s Approval	Jennifer Joseph, V.P., Quality Assurance, 02/23/2011

Confidential Treatment Requested

Manufacturing Specification Confidential and Proprietary Information Product: Organic Skillet Meals Last Updated: 05/08/09 Supersedes: 11/29/07

Product Name	Each Net Weight	Each UPC	Case UPC	Order Code
Organic Cheddar & Herb Chicken	Net Wt. 7.25 oz (205g)	0-89836-18810-6	1-00-13562-18810-6	18810

Organic Cheesy Lasagna	Net Wt. 6.4 oz (181g)	0-89836-18807-6	1-00-13562-18807-6	18807

Organic Beef Stroganoff	Net Wt. 6.5 oz (184g)	0-89836-18806-9	1-00-13562-18806-9	18806

Organic Creamy Tuna Spirals	Net Wt. 7.25 oz (205g)	0-89836-18814-4	1-00-13562-18814-4	18814

Organic Cheeseburger Macaroni	Net Wt. 6.5 oz (184g)	0-89836-18808-3	1-00-13562-18808-3	18808

Manufacturing Facility:

Facility must be certified Organic by a third party agency accredited by the USDA National Organic Program. All Organic Policies and procedures must be followed as outlined in 7 CFR 205.

All products shall be processed and packed in accordance with good manufacturing practices (21 CFR 110) and shall meet all local, state and federal laws and regulations relating to FDA and state regulatory agencies.

Product is to be made in a temperature and humidity controlled environment: 50 to 80 F/ 55 – 65 % RH.

Packaging:	Pouch, carton, and case must be in excellent food-grade condition.

Pouch:	Pouch must be sealed completely, and free from wrinkles, blisters, punctures, scorching, and foreign odors.

Carton:	Carton must be glued securely so there is no leaking. Glue must be applied so that it does not touch varnished edge otherwise seal will not be achieved. Carton exterior must be clean and free from glue. Carton must not be crushed or dented and be free from foreign odors or scuffed. Carton material: 100% recycled paper board.

Carton Code:	Expiration date = 540 days from production for: Organic Cheddar & Herb Chicken, Organic Creamy Tuna Spirals, Organic Cheeseburger Macaroni and Organic Cheesy Lasagna.

Expiration date = 360 days from production for: Organic Beef Stroganoff.

Printed with laser on top of carton in graphic-free area designated by Philadelphia Macaroni Company.
DDMMMYY + Plant + Shift (ex: 24MAR09 GA)
Grand Forks plant code = G

Case Code:	Standard Annie’s Homegrown recycled corrugate: 100% recycled paper board.

A case contains 6 cartons.

Cases should bear in the following order:
1. Order Code
2. Brand Name: Annie’s Homegrown (Only if not already pre-printed on case)
3. Product Name + Organic*
4. Quantity per Case: 6 x 7.25 oz (for Organic Cheddar & Herb Chicken)
6 x 7.25 oz (for Organic Creamy Tuna Spirals)
6 x 6.5 oz (for Organic Beef Stroganoff)
6 x 6.5 oz (for Organic Cheeseburger Macaroni)
6 x 6.4 oz (for Organic Cheesy Lasagna)

Confidential Treatment Requested

5. Best By or BB: MM DD YY + Plant + Shift (18 Months from production for items: 18810, 18814, 18808, & 18807) (12 Months from production for item: 18806)
6. Bar code able to be scanned: UCC14 with quality level of “B” Bar code should appear in lower right corner of case.

* “Organic” statement on cases is optional but if it is included then it MUST be in this format. Abbreviations are NOT acceptable.

Quality Requirements:

Data Sheets:	Provide copies of all production run sheets to Quality Assurance at Annie’s, Inc. upon request.

Finished Product Retains:	Manufacturer required to maintain library of retain sample(s) from each run for length of shelf life. Additionally, samples from first, middle, and last of each run are to be sent UPS ground using Annie’s UPS code to:

Annie’s Homegrown
Attn: R&D Retains
1610 5th Street
Berkeley, CA 94710

Pallet:	All pallets should be packed and shipped according to the Annie’s, Inc. Transfer Policy document.

Stack:	28 cases per layer x 5 layers=140 cases per pallet.

Storage:	All finished product should be stored between 38-95 F.

Annie’s, Inc. Approval	Jennifer Vasquez, Labeling Specialist & Quality Technician 5-8-09

Co-Manufacturer’s Approval	Tammy Peterson Quality Assurance Manager 051509

Confidential Treatment Requested

Manufacturing Specification Confidential and Proprietary Information Product: [***] Organic Shells & Cheese Last Updated: 10/15/08 Supersedes: 9/9/08

Product Name	Each Net Weight	[***] Each Code (Same as Case)	[***] Order Number (cs)	Annie’s Order Number (cs)
[***] Organic Shells & White Cheddar	6 oz (170 g)	0035-9276	035927	35927 [***] ORG

Manufacturing Facility:

Facility must be certified Organic by a third party agency accredited by the USDA National Organic Program. All Organic Policies and procedures must be followed as outlined in 7 CFR 205.

All products shall be processed and packed in accordance with good manufacturing practices (21 CFR 110) and shall meet all local, state and federal laws and regulations relating to FDA and state regulatory agencies.

Product is to be made in a temperature and humidity controlled environment.

Packaging:	Pouch, carton, and case must be in excellent food-grade condition.

Pouch:	Pouch must be sealed completely, and free from wrinkles, blisters, punctures, scorching, and foreign odors.

Carton:	Carton must be glued securely so there is no leaking. Glue must be applied so that it does not touch varnished edge otherwise seal will not be achieved. Carton exterior must be clean and free from glue. Carton must not be crushed or dented and be free from foreign odors or scuffed. Carton material: 100% recycled paper board.

Carton Code:	Expiration date = 18 months from production. Printed with laser on top of carton in graphic-free area designated by Conte Luna.
MMDDYY + Plant + Shift (ex: 051909 GA)

Case Code:	Standard Annie’s Homegrown recycled corrugate: 100% recycled paper board.

6 oz carton: A case contains 24 cartons.

Cases should bear in the following order:
1. Annie’s Order Code (Item Number)
2. Product Name
3. Best By: MM DD YY (18 months from production) + Plant + Shift + Time
4. Case Count
5. [***] Item Number

Confidential Information Redacted	Confidential Treatment Requested

Case Label Example:

35927 [***] ORG
[***] Organic Shells & White Cheddar
Best By MM DD YY P S
24 – 6 oz
[***] #035927

Quality Requirements:

Data Sheets:	Provide copies of all production run sheets to Quality Assurance at Annie’s, Inc. upon request.

Finished Product Retains:	Manufacturer required to maintain library with retain sample(s) from each run for length of shelf life. Additionally, samples from first, middle, and last of each run are to be sent to:

Annie’s Homegrown
Attn: R&D Retains
1610 5th Street
Berkeley, CA 94710

Pallet:	All pallets should be hardwood pallets that are stable, rackable, and stackable.

The ties and heights must be uniform for all pallets in a shipment.

All products (including ties and other packing materials) must be contained within the limits of the pallet.

A pallet may not exceed 2500 pounds gross weight.

Pallets with broken or missing runners and or broken or missing top or bottom boards are not to be used.

Dimension:	40"W X 48"L 4 way entry.
Pallet must be #2 quality or better.

Stack:	14 cases per layer x 5 layers= 70 cases per pallet.
Each layer of product should be configured in alternating patterns for stability.

All cases must be palletized so that the product information is visible from at least the 40" side of the pallet.

Pallet Tag:	At least 8.5 by 5.5 inches and contains the following:

1. Order code (minimum of 2" tall letter\s)
2. Best By Date
3. Description
4. Case count

Any goods which are delivered on pallets which do not comply with the applicable pallet requirements will be repalletized and VENDOR agrees that, at [***] sole discretion, it may be charged for the costs of repalletizing the goods.

Confidential Information Redacted	Confidential Treatment Requested

Pallets that comply with the applicable pallet requirements will be exchanged for like-type and like-quality pallets. Any non-conforming pallets will be rejected and it will be the driver’s responsibility to wait while the goods are repalletized and to take the rejected pallets at that time; otherwise, [***] will dispose of the rejected pallets.

A delivery of goods will only be received by [***] warehouse if the goods are delivered in clean trucks, the packaging is clean and intact, there are no evident dents or tears, and the seals are intact.

Storage:	All product should be stored between 38-95 F.

Annie’s, Inc. Approval

Co-Manufacturer’s Approval

Confidential Information Redacted	Confidential Treatment Requested

Corporate Quality Assurance Department 40 Jacksonville Road Warminster PA 18974 Tel # 215-441-5220 Fax # 215-441-8934

Product Specification

Issue/revision Date:	12/13/11	Customer:	[***]	Target DCPI Code
Revision Author:	Tammy Peterson	Customer Item #:	6-88267-03893-8	N/A
Change Details:	New issue	PMC #:	006-56
Issue #:	1	Product Description:	Organic Macaroni and Org Wisc Cheddar -12 x 6 oz
Supercedes:	N/A	Manufacturing Plant:	Grand Forks
Approved by/ Date

Ingredient Statement:	Organic wheat flour (pasta only) -See carton PDF for retail product statement.

Product Description

Macaroni and Cheese product manufactured with Organic Wheat Flour pasta and Organic Wisconsin Cheese Powder. Pasta (finished product) shall be light yellow to cream color, smooth, hard and brittle. Pasta shall not be sticky or adhere to one another after specified preparation. Pasta shall be free from musty or off odors and tastes. Pasta shall be free from any extraneous material. Pasta shall be made in accordance with NOP standards.

Pasta Color:	Light yellow to cream

Physical & Chemical Characteristics

Wheat		Minimum	Maximum	Target	Method

Dairy	Outside Diameter	0.125"	0.135"	0.130"	MTP 6005
Made on shared equipment that also produces:	Thickness	0.025"	0.035"	0.030"	MTP 6005
Egg/Soy	Length	0.625"	0.875"	0.750"	MTP 6005

Special Instructions:

Packaging weight requirements:

Pasta = 143.0 g; Cheese Pouch

(DairiConcepts #35483) = 27.0 g

Date Coding requirements:

DOM + 18 months. Shipper -BB

MMDDYYG(GF)A(Shift) i.e.

010113GA. Carton -

MMDDYYG(GF)A(Shift) i.e. 010113GA Production run samples -Beginning/middle/end of run. Cheese sampled hourly. Samples to be submitted to AH quality per current agreement.

	Defects - Minor		5% (by weight)
	Defects - Checking		5% (by weight)
	Moisture		13%		AACC

	Aerobic Plate Count		100,000 /g		AOAC 966.23
	Coliform (MPN)		100 /g		AOAC 966.24
	E. Coli (MPN)		<10/g		AOAC 966.24
	Staph. Coag. Positive		<10/g		AOAC 975.55
	Yeast and Mold		500 /g		AOAC FDA-BAM
	Salmonella		Negative / 25 g		AOAC 996.08
	Production Run Sample?	Yes*	Weight/carton:	170 g	12 per case
	COA for Micro?	No	Carton type:	C03893
	COA for Chemical?	No	Outer case:	CORRU12Plain -P0U12P
	COA for Physical?	No	Cheese pouch film#:	6" Plain PFW6P
	Stretch Wrap?	Yes	Code Dating -Carton:	Best By = DOM + 18 MO. MMDDYYGA Laser or embossed
	Tier Count:	5
	Pallet Count:	140	Code Dating -Outer Case:	12/6 OZ 03893 [***] Organic Macaroni & Cheddar BB MMDDYYGA (DOM + 18 MO) HH:MM Bar Code 6-88267-03893- 8
	Pallet Pattern:	5 x 28
	Slip Sheet / type?	Square

	Kosher Label?:	No	Organic?:	Yes

Confidential Information Redacted	Confidential Treatment Requested

		Customer:	[***]
		Customer Item #:	6-88267-03893-8
PMC VP of Quality	Jennifer Joseph	PMC #:	006-56
Tel:	215-441-5220	Product Description:	Organic Macaroni and Org Wisc Cheddar -12 x 6 oz
Email:	Jjoseph@PhilaMacaroni.com	Manufacturing Plant:	Grand Forks
Ingredients:	Organic wheat flour (pasta only) -See carton PDF for retail product statement.

Labeling Statement:
Nutritional Composition	Customer Name, Product Number, Pack Size, Lot Number (Date of Pack) & Ingredient List. Kosher symbol and ‘Organic’ will be stated if applicable.
See carton PDF for nutritional panel.

Storage Conditions:
Recommended storage conditions are 50°F to 80°F temperature range, and 55-65% relative humidity range to ensure shelf life.
Shelf Life:
Shelf life is 18 months when stored properly under sanitary conditions.

Approval:
A completed specification approval form must be received prior to any production. Production will be based on the content of the approved specification. The Philadelphia Macaroni Corporate Quality Assurance Department will keep original documents on file.

Confidential Information Redacted	Confidential Treatment Requested

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Corporate Quality Assurance Department 40 Jacksonville Road Warminster PA 18974 Tel # 215-441-5220 Fax # 215-441-8934

Product Specification

Issue/revision Date:	12/19/11	Customer:	[***]	Target DCPI Code
Revision Author:	Tammy Peterson	Customer Item #:	6-88267-03692-7	N/A
Change Details:	New issue	PMC #:	090-56
Issue #:	1	Product Description:	Organic Shells and White Cheddar -12 x 6 oz
Supercedes:	N/A	Manufacturing Plant:	Grand Forks
Approved by/ Date

Ingredient Statement:	Organic wheat flour (pasta only) -See carton PDF for retail product statement.

Product Description

Macaroni and Cheese product manufactured with Organic Wheat Flour pasta and Organic White Cheddar Cheese Powder. Pasta (finished product) shall be light yellow to cream color, smooth, hard and brittle. Pasta shall not be sticky or adhere to one another after specified preparation. Pasta shall be free from musty or off odors and tastes. Pasta shall be free from any extraneous material. Pasta shall be made in accordance with NOP standards.

Pasta Color:	Light yellow to cream

ALLERGENS:	Physical & Chemical Characteristics
Wheat		Minimum	Maximum	Target	Method
Dairy	Width	0.390"	0.490"	0.440"	MTP 6005
Made on shared equipment that also produces:	Thickness -ridge	0.045"	0.055"	0.050"	MTP 6005
Egg/Soy	Thickness -valley	0.038"	0.048"	0.043"	MTP 6005
	Length -curvilinear	0.750"	1.250"	1.000"	MTP 6005
Special Instructions:	Piece count -per 10/g	45	51	48	MTP 6017

Packaging weight requirements:

Pasta = 143.0 g; Cheese Pouch

(DairiConcepts #36446) = 27.0 g

Date Coding requirements:

DOM + 18 months. Shipper -BB

MMDDYYG(GF)A(Shift) i.e. 010113GA. Carton -MMDDYYG(GF)A(Shift) i.e. 010113GA Production run samples -Beginning/middle/end of run. Cheese sampled hourly. Samples to be submitted to AH quality per current agreement.

	Defects - Minor		5% (by weight)
	Defects - Checking		5% (by weight)
	Moisture		13%		AACC
	Aerobic Plate Count		100,000 /g		AOAC 966.23
	Coliform (MPN)		100 /g		AOAC 966.24
	E. Coli (MPN)		<10/g		AOAC 966.24
	Staph. Coag. Positive		<10/g		AOAC 975.55
	Yeast and Mold		500 /g		AOAC FDA- BAM
	Salmonella		Negative / 25 g		AOAC 996.08

	Production Run Sample?	Yes*	Weight/carton:	170 g	12 per case
	COA for Micro?	No	Carton type:	C18804
	COA for Chemical?	No	Outer case:	CORRU12Plain -P0U12P
	COA for Physical?	No	Cheese pouch film#:	6" Plain PFW6P
	Stretch Wrap?	Yes	Code Dating -Carton:	Best By = DOM + 18 MO. MMDDYYGA Laser or embossed
	Tier Count:	5
	Pallet Count:	140	Code Dating -Outer Case:	12/6 OZ 00039 Organic Shells and White Cheddar BB MMDDYYGA (DOM + 18 MO) HH:MM Bar Code 0-89836-18804-5
	Pallet Pattern:	5 x 28
	Slip Sheet / type?	Square
	Kosher Label?:	No	Organic?:	Yes

Confidential Information Redacted	Confidential Treatment Requested

		Customer:	[***]
		Customer Item #:	6-88267-03692-7
PMC VP of Quality	Jennifer Joseph	PMC #:	090-56
Tel:	215-441-5220	Product Description:	Organic Shells and White Cheddar -12 x 6 oz
Email:	Jjoseph@PhilaMacaroni.com	Manufacturing Plant:	Grand Forks
Ingredients:	Organic wheat flour (pasta only) -See carton PDF for retail product statement.

Labeling Statement:
Nutritional Composition	Customer Name, Product Number, Pack Size, Lot Number (Date of Pack) & Ingredient List. Kosher symbol and ‘Organic’ will be stated if applicable.
See carton PDF for nutritional panel.

Storage Conditions:
Recommended storage conditions are 50°F to 80°F temperature range, and 55-65% relative humidity range to ensure shelf life.
Shelf Life:
Shelf life is 18 months when stored properly under sanitary conditions.

Approval:
A completed specification approval form must be received prior to any production. Production will be based on the content of the approved specification. The Philadelphia Macaroni Corporate Quality Assurance Department will keep original documents on file.

Confidential Information Redacted	Confidential Treatment Requested

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Schedule 5.1

PRICING EXHIBIT
	Total annual poundage basis:	[***]
	Based on standard size product:	Item Code 00004A 12/6 oz
	Component costs are from the:	2013 Budget

Key:    P = Pass-Thru expense    F = Fixed expense    I = Indexed

			Cost per Unit				Shrink Factor				Extension			Units per Case			Key		Extension			Per CWT				Cases per CWT at [***] lbs per case		Per Case
1	Ingredients
	a	Organic Blend	$	[***	]	X	[***	]	=		$	[***	]				[***	]	$	[***	]
	b	Conversion									$	[***	]				[***	]	$	[***	]	$	[***	]	/	[***	]	$	[***	]

2	Supplies
	a	Carton	$	[***	]	X	[***	]	=		$	[***	]		[***	]	[***	]	$	[***	]	$	[***	]	/	[***	]	$	[***	]
	b	Pouch	$	[***	]	X	[***	]	=		$	[***	]		[***	]	[***	]	$	[***	]	$	[***	]	/	[***	]	$	[***	]
	c	Cheese	$	[***	]	X	[***	]	=		$	[***	]		[***	]	[***	]	$	[***	]	$	[***	]	/	[***	]	$	[***	]
		Carrying Costs	$	[***	]	X	[***	]%	=		$	[***	]		[***	]	[***	]	$	[***	]	$	[***	]	/	[***	]	$	[***	]
	d	Case	$	[***	]	X	[***	]	=		$	[***	]		[***	]	[***	]	$	[***	]	$	[***	]	/	[***	]	$	[***	]
	e	Tape, SW, SS & Pallet													[***	]	[***	]							/			$	[***	]

3	Equipment Lease			(Lease expenses are covered in Additional Expenses)																		$	[***	]	/	[***	]	$	[***	]

4	Labor																[***	]				$	[***	]	/	[***	]	$	[***	]
		Lower weight adjustment					[***	]	[***	]												$	[***	]	/	[***	]	$	[***	]

5	Additional Expenses (see explanation for case weight)																					$	[***	]	/	[***	]	$	[***	]
		Lower weight adjustment					[***	]	[***	]												$	[***	]	/	[***	]	$	[***	]

6	Payment Discount																						[***	]%				$	[***	]

																						$	[***	]				$	[***	]

5	Additional Expenses: (CWT Production)
	a	Mechanic															[***	]	$	[***	]
	b	Repair & Maintenance Parts															[***	]	$	[***	]
	c	Utilities															[***	]	$	[***	]
	d	Logistics															[***	]	$	[***	]
	e	Factory overhead															[***	]	$	[***	]
	f	Insurance															[***	]	$	[***	]
	g	Admin. Expense															[***	]	$	[***	]
	h	Profit															[***	]	$	[***	]

												CWT cost		$	[***	]			$	[***	]

Explanation:

Equipment R & M, Utilities and variable plant overhead (packaging both the cheese pouch and pasta equals [***] oz per case or [***] oz / [***] oz = [***] lbs. per case giving a total of [***] cases on a [***] pound basis

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Schedule 5.1 Addendum Definitions:

For the purposes of this Schedule 5.1, “Annie’s “ shall mean Annie’s Homegrown, Inc. and “PMAC” shall mean the Philadelphia Macaroni Company.

“Annual Production” shall mean for any Year the total weight of pasta shipped for Products within that year plus the weight of pasta in products produced using the equipment for third parties (“Third Party Products”).

“Minimum Annual Production” shall mean Annual Production of not less than [***] pounds.

“Annual Projected Production” shall mean the total weight of pasta in Products anticipated to be shipped within the Year.

‘“Suitable Notice” shall mean a minimum of [***] calendar days and at the time of such order; there shall be remaining Available Capacity to enable production of such order. Annie’s will provide PMAC with annual forecasts and [***]-day rolling forecasts by product family for production planning purposes.

“Available Capacity” shall mean that assuming all prior orders have been filled at a rate of [***] pounds per shift, in aggregate, from the date of receipt of such prior orders, any order shall not exceed the calculated remaining capacity for fulfillment at a rate of [***] pounds per shift.

“Year” shall mean each fiscal twelve month period beginning on April 1, 2012.

Additional Notes:

General

1a Ingredients - Flour	This is a Pass-Through item.

1b Conversion	This cost component is fixed through March 30, 2014. Starting March 31, 2014, Conversion will increase by [***]% per CWT and will remain fixed until April 1, 2018 when it will increase by [***]% per CWT.

2a Carton	This is a Pass-Through item.

2b Pouch Materials	This is a Pass-Through item.

2c Cheese	This is a Pass-Through item.

2d Case - Corrugated	This is a Pass-Through item.

2e Tape, SW, SS, Glue, Pallet	This cost component is initially $[***] per pallet, to be adjusted annually according to the agreed price index listed below.

4 Labor	$[***] per CWT, with a minimum purchase requirement of [***] pounds (1)

(1)	In the event Annie’s orders and PMAC ships less than the minimum purchase requirement in any year, Annie’s shall pay any shortfall within [***] days of the end of the applicable year.

5a Mechanic	$[***] per CWT, with a minimum purchase requirement of [***] pounds (1)

(1)	In the event Annie’s orders and PMAC ships less than the minimum purchase requirement in any year, Annie’s shall pay any shortfall within [***] days of the end of the applicable year.

5b Repairs and Maint	This is a Pass-Through item.

5C Utilities	This is a Pass-Through item; charged at a budgetary rate of $[***] per CWT with a minimum purchase requirement of [***] pounds

Confidential Information Redacted	Confidential Treatment Requested

5d Logistics	Charged at a budgetary rate of $[***] per CWT with a minimum purchase requirement of [***] pounds (1)

(1)	In the event Annie’s orders and PMAC ships less than the minimum purchase requirement in any year, Annie’s shall pay any shortfall within [***] days of the end of the applicable year.

5e Factory Overhead	$[***] per CWT, with a minimum purchase requirement of [***] pounds (1)

(1)	In the event Annie’s orders and PMAC ships less than the minimum purchase requirement in any year, Annie’s shall pay any shortfall within [***] days of the end of the applicable year.

5f Insurance	This is a Pass-Through item; charged at a budgetary rate of $[***] per CWT with a minimum purchase requirement of [***] pounds (1)

(1)	In the event Annie’s orders and PMAC ships less than the minimum purchase requirement in any year, Annie’s shall pay any shortfall within [***] days of the end of the applicable year.

5g Administrative	$[***] per CWT, with a minimum purchase requirement of [***] pounds (1)

(1)	In the event Annie’s orders and PMAC ships less than the minimum purchase requirement in any year, Annie’s shall pay any shortfall within [***] days of the end of the applicable year.

5h Profit	This cost component is fixed at $[***] per CWT over the life of the contract.

6 Transportation	This is a Pass-Through item: charged at a budgetary rate of $[***] per CWT for the first year.

Annual Adjustments:	Components 2e (Tape, SW, SS & Pallet); 4 (Labor); 5a (Mechanic): 5d (Logistics); 5e (Factory Overhead); 5g (Administrative Expense) shall be increased by [***]% per year.

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